Benefit Plans - Balances of Accumulated Other Comprehensive Income (Loss) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Defined Benefit Plan, Amounts Recognized in Other Comprehensive Income (Loss) [Abstract]
Prior service cost	$ 0	$ 0
Net actuarial loss	(22,677)	(23,618)
Total	(22,677)	(23,618)
Deferred taxes	(7,937)	(8,267)
Accumulated other comprehensive loss	$ (14,740)	$ (15,351)